Exhibit 10.6

CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT THAT IS MARKED BY [***] HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 17

to the A320 Family Aircraft Purchase Agreement

Dated as of October 19, 2011

Between

AIRBUS S.A.S.

And

JETBLUE AIRWAYS CORPORATION

This Amendment No. 17 (hereinafter referred to as the “Amendment”) is entered into as of January 26, 2024 between Airbus S.A.S. a société par actions simplifiée, created and existing under French law, having its registered office at 2 Rond-Point Emile Dewoitine, 31700 Blagnac, France and registered with Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”) and JetBlue Airways Corporation, a corporation organized under the laws of Delaware having its principal corporate offices at 27-01 Queens Plaza North, Long Island City, New York 11101 (formerly 118-29 Queens Boulevard, Forest Hills, New York 11375), United States of America (the “Buyer”).

WHEREAS, the Buyer and the Seller entered into an A320 Family Purchase Agreement dated as of October 19, 2011, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A320 family aircraft, which together with all amendments, exhibits, appendices, and letter agreements attached thereto is hereinafter called the “Agreement”.

WHEREAS, the Buyer and the Seller wish to amend the Agreement to reflect, among other things, the rescheduling of certain Aircraft.

NOW THEREFORE, SUBJECT TO THE TERMS AND CONDITIONS SET FORTH HEREIN, IT IS AGREED AS FOLLOWS:

Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this Amendment.

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1DELIVERY

1.1    The Buyer and the Seller hereby reschedule delivery of certain Aircraft to the “New Scheduled Delivery Periods” as detailed in the following tables:

1.1.1    The “Amdt 17 2023-24 Aircraft” as follows:

CACID	Aircraft Type	Previous Scheduled Delivery Period	Revised Delivery Period	New Scheduled Delivery Period
10002778	Incremental A321 NEO Aircraft	[***]-23	[***]-24	[***]-24
10054135	Additional A321 NEO Aircraft	[***]-23	[***]-24	[***]-24
10054136	Additional A321 NEO Aircraft	[***]-23	[***]-24	[***]-24
10002768	Converted A321 LR Aircraft	[***]-23	[***]-24	[***]-24
402127	Converted A321 LR Aircraft	[***]-23	[***]-24	[***]-24
10002777	Incremental A321 NEO Aircraft	[***]-24	[***]-24	[***]-24
10054138	Additional A321 NEO Aircraft	[***]-24	[***]-24	[***]-24
10002785	Incremental A321 NEO Aircraft	[***]-24	[***]-24	[***]-25
10054133	Additional A321 NEO Aircraft	[***]-24	[***]-25	[***]-25
10054134	Additional A321 NEO Aircraft	[***]-24	[***]-25	[***] 2028

1.1.2    The “Amdt 17 2025 Aircraft” as follows:

CACID	Aircraft Type	Previous Scheduled Delivery Period	Revised Delivery Period	New Scheduled Delivery Period
402 155	2018 Converted A321 NEO Aircraft	[***]-25	[***]-25	[***] 2028
10054126	2018 Converted A321 NEO Aircraft	[***]-25	[***]-26	[***] 2028
10054128	Additional A321 NEO Aircraft	[***]-25	[***]-26	[***] 2028
10054127	Additional A321 NEO Aircraft	[***] 2025	[***]-26	[***] 2028
402 156	2018 Converted A321 NEO Aircraft	[***] 2025	[***]-26	[***] 2028
10002794	Incremental A321 NEO Aircraft	[***] 2025	[***]-26	[***] 2028

1.1.3    The “Amdt 17 2026-27 Aircraft” as follows:

CACID	Aircraft Type	Previous Scheduled Delivery Period	Revised Delivery Period	New Scheduled Delivery Period
402 154	2018 Converted A321 NEO Aircraft	[***] 2026	[***]-26	[***] 2028
402 153	2018 Converted A321 NEO Aircraft	[***] 2026	[***]-26	[***] 2028
402 158	2018 Converted A321 NEO Aircraft	[***] 2026	[***]-26	[***] 2028
402 157	2018 Converted A321 NEO Aircraft	[***] 2026	[***]-27	[***] 2028
402 160	2018 Converted A321 NEO Aircraft	[***] 2026	[***]-27	[***] 2028
402 161	2018 Converted A321 NEO Aircraft	[***] 2026	[***]-27	[***] 2029
402 162	2018 Converted A321 NEO Aircraft	[***] 2026	[***]-27	[***] 2029
402 163	2018 Converted A321 NEO Aircraft	[***] 2026	[***]-27	[***] 2029
10002766	A321 NEO Aircraft	[***] 2026	[***]-27	[***] 2029
10002769	A321 NEO Aircraft	[***] 2026	[***]-27	[***] 2029

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10002767	A321 NEO Aircraft	[***] 2026	[***]-27	[***] 2029
402 128	A321 NEO Aircraft	[***] 2026	[***]-27	[***] 2029
402 130	A321 NEO Aircraft	[***] 2027	[***] 2027	[***] 2029
402 164	2018 Converted A321 NEO Aircraft	[***] 2027	[***] 2027	[***] 2028
402 166	2018 Converted A321 NEO Aircraft	[***] 2027	[***] 2027	[***] 2029
402 165	2018 Converted A321 NEO Aircraft	[***] 2027	[***] 2027	[***] 2029
10002776	Incremental A321 NEO Aircraft	[***] 2027	[***] 2028	[***] 2029
402 133	Converted A321 NEO Aircraft	[***] 2027	N/A	[***]-26
402 140	Converted A321 NEO Aircraft	[***] 2027	[***] 2028	[***] 2029
402 152	2018 Converted A321 NEO Aircraft	[***] 2027	[***] 2028	[***] 2029
402 151	2018 Converted A321 NEO Aircraft	[***] 2027	[***] 2028	[***] 2029

1.1.4    The “Amdt 17 XLR Aircraft” as follows:

CACID	Aircraft Type	Previous Scheduled Delivery Period	Revised Delivery Period	New Scheduled Delivery Period
10054137	Converted A321 XLR Aircraft	[***]-24	[***]-25	[***]-25
10002779	Converted A321 XLR Aircraft	[***]-24	[***]-25	[***]-25
402 139	Converted A321 XLR Aircraft	[***]-24	[***]-25	[***]-25
402 148	Converted A321 XLR Aircraft	[***] 2024	[***]-25	[***] 2027
10054132	Converted A321 XLR Aircraft	[***] 2025	[***] 2026	[***] 2026
10002793	Converted A321 XLR Aircraft	[***] 2025	[***] 2026	[***] 2027
10002791	Converted A321 XLR Aircraft	[***] 2025	[***] 2026	[***] 2028
10054129	Converted A321 XLR Aircraft	[***] 2025	[***] 2026	[***] 2028
402 132	Converted A321 XLR Aircraft	[***] 2025	[***] 2027	[***] 2027
10002789	Converted A321 XLR Aircraft	[***] 2024	[***]-26	[***]-26
402159	Converted A321 XLR Aircraft	[***] 2024	[***] 2026	[***] 2027
10002790	Converted A321 XLR Aircraft	[***] 2024	[***] 2026	[***] 2028
10054131	Converted A321 XLR Aircraft	[***] 2024	[***] 2026	[***] 2026

1.2    Schedule 1 to the Agreement is deleted in its entirety and replaced by the Amended and Restated Schedule 1 (the “Amended and Restated Schedule 1”) attached hereto as Appendix 1.

1.3    Any and all Predelivery Payments [***] becoming due under the Agreement.

Any and all Predelivery Payments becoming due upon execution of this Amendment [***].

1.4    It shall be the Buyer’s sole responsibility to ensure, without any intervention necessary from the Seller, that all of the BFE Suppliers are notified of and accept the rescheduling set forth in this Amendment without the Seller incurring any costs, losses, expenses, additional obligations, penalties, damages or liabilities of any kind by reason of such rescheduling, and the Buyer will indemnify and hold the Seller harmless against any and all of such costs, losses, expenses, additional obligations, penalties, damages or liabilities so incurred by the Seller unless such costs, losses, expenses, additional obligations, penalties, damages or liabilities are a result of the Seller’s gross negligence or willful misconduct.

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1.5    The Buyer shall enter into discussions directly with the relevant Propulsion System manufacturer to amend the relevant propulsion systems agreement(s) in order to reflect the rescheduling set out in this Amendment and will indemnify and hold the Seller harmless against any and all costs, losses, expenses, additional obligations, penalties, damages or liabilities so incurred by the Seller in the event that the Buyer fails to perform its obligations as set out under this Clause 1.5 unless such costs, losses, expenses, additional obligations, penalties, damages or liabilities are a result of the Seller’s gross negligence or willful misconduct.

2    MSN 12274 GOODS AND SERVICES CREDIT

    Provided no Buyer Event of Default under the Purchase Agreement has occurred and is continuing at the time of Delivery of the Aircraft with CACID 10054138, the Seller shall grant the Buyer upon such Delivery a goods and services credit memorandum (the “12274 G&S Credit”) in a fixed amount of [***].

    The 12274 G&S Credit[***].

3    PRICE REVISION

[***]
3.1    [***]

3.2    [***]

3.3    [***]

3.4    [***]

3.5    [***]

3.6    [***]

4    FULL AND FINAL SETTLEMENT

The Parties hereby agree that the considerations provided within this Amendment No. 17 constitute a full and final settlement between the Parties in respect of [***] (collectively the “[***] Notices”), the delivery dates of which Aircraft are revised pursuant to this Amendment No. 17.  [***].

5    ENGINE DESIGNATIONS

5.1    IAE LLC has introduced a product improvement known as “Alternate Climb Derate”. As a result, the Aircraft will be delivered with the following IAE LLC Propulsion Systems:

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	IAE LLC	IAE LLC (with Alternate Climb Derate)
A321 NEO Aircraft	PW1133G-JM AET* (32,700 lbf)	PW1133GA-JM AET* (32,700 lbf)
A321 LR Aircraft		PW1133GA-JM AET* (32,700 lbf)
A321 XLR Aircraft	PW1133GR-JM AET* (32,700 lbf)
*AET means Airbus Equivalent Thrust

5.2

5.2.1    Clause 2.3.4 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

2.3.4    Each A321 NEO Airframe will be equipped with either:

(i)    PW1133G-JM engines with an AET of 32,700 lbf, for all A321 NEO Aircraft for which Delivery occurs in or before April 2021, or

(ii)    PW1133GA-JM engines with an AET of 32,700 lbf, for all A321 NEO Aircraft for which Delivery occurs in or after May 2021

(each, the “A321 NEO Propulsion System”).

UNQUOTE

5.2.2    Clause 2.3.8 of the Agreement is deleted in its entirety and replaced with the following quoted text:

    QUOTE

2.3.8    Each A321 LR Airframe will be equipped with PW1133GA-JM engines with an AET of 32,700 lbf (the “A321 LR Propulsion System”).

UNQUOTE

5.2.3    Clause 2.3.9 of the Agreement is deleted in its entirety and replaced with the following quoted text:

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    QUOTE

2.3.9    Each A321 XLR Airframe will be equipped with PW1133GR-JM engines with an AET of 32,700 lbf (the “A321 XLR Propulsion System”).

UNQUOTE

5.3    The Base Price of the PW1133G Propulsion System as set out in Clause 3.2.7 (ii) of the Agreement, the Reference Price as set out in Part 4 of Exhibit C to the Agreement, and the IAE LLC Price Revision Formula as set out in Part 4 of Exhibit C to the Agreement shall remain unaffected and such Base Price, Reference Price and IAE LLC Price Revision Formula shall continue to be valid and shall apply to each of the PW1133G-JM, PW1133GA-JM and PW1133GR-JM Propulsion Systems.

5.4    The Performance Guarantees set out in Letter Agreement Nos. 5F, 5I, 5J and 5K to the Agreement shall [***]
- Letter Agreement Nos. 5F and 5I shall apply to both the PW1133G-JM and PW1133GA-JM Propulsion Systems; and
- Letter Agreement Nos. 5J and 5K shall apply to the PW1133GR-JM Propulsion Systems.

5.5    [***].

6    A321 XLR STANDARD SPECIFICATION

6.1    Clause 0 of the Agreement is hereby amended to add the following defined term:

A321 XLR Standard Specification means the standard specification document number E00002000NY Issue 1 dated May 1, 2020, a copy of which has been annexed hereto as Exhibit A.

6.2    Clause 2.2.3.1 of Letter Agreement No. 3 to the Agreement is hereby deleted in its entirety.

6.3    Clause 2.1.2 of the Agreement is hereby deleted and replaced by the following quoted text:

QUOTE

2.1.2    NEO Aircraft Specification

    Each of the NEO Aircraft shall be manufactured in accordance with the applicable Standard Specification(s), as may already have been modified or varied at the date of this Agreement by the Specification Change Notices listed in Appendix 2 to Exhibit B, and including the following design weights:

(i)A319 NEO Standard Specification: MTOW of [***] metric tons, MLW of [***] metric tons and MZFW of [***] metric tons, and

(ii)A320 NEO Standard Specification: MTOW of [***] metric tons, MLW of [***] metric tons and MZFW of [***] metric tons, and

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(iii)A321 NEO Standard Specification: MTOW of [***] metric tons, MLW of [***] metric tons and MZFW of [***] metric tons.

(iv)The A321 LR Aircraft will be manufactured in accordance with the A321 NEO Standard Specification as may already have been modified or varied at the date of this Agreement by the Specification Change Notices listed in Appendix 5 to Letter Agreement No. 3, which includes the following design weights: a maximum take-off weight (MTOW) of [***] metric tons, a maximum landing weight (MLW) of [***] metric tons and a maximum zero fuel weight (MZFW) of [***] metric tons as well as [***] ACTs.

(v)The A321 XLR Aircraft will be manufactured in accordance with the A321 XLR Standard Specification as may already have been modified or varied at the date of this Agreement by the Specification Change Notices listed in Appendix 6 to Letter Agreement No. 3, which includes the following design weights: a maximum take-off weight (MTOW) of [***] metric tons, a maximum landing weight (MLW) of [***] metric tons and a maximum zero fuel weight (MZFW) of [***] metric tons as well as [***] ACTs.

UNQUOTE

7    EFFECT OF THE AMENDMENT

    The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment contains the entire agreement between the Buyer and the Seller with respect to the subject matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

    Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and will be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

    This Amendment will become effective upon its execution.

8    CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.10 of the Agreement.

9    ASSIGNMENT

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Notwithstanding any other provision of this Amendment or of the Agreement, this Amendment will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Clause 9 will be void and of no force or effect.

10    COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

11    INTERPRETATION AND LAW

This Amendment is subject to the Interpretation and Law provisions set forth in Clause 22.6 of the Agreement.

INTENTIONALLY LEFT BLANK

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INTENTIONALLY LEFT BLANK

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INTENTIONALLY LEFT BLANK

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    IN WITNESS WHEREOF, the parties hereto have entered into this Amendment by their respective officers or agents as of the date first above written.
JETBLUE AIRWAYS CORPORATION     AIRBUS S.A.S.
By: /s/ Ursula L. Hurley    By: /s/ Paul Meijers
Its: Chief Financial Officer    Its: Executive Vice President,     Aircraft Trading, Leasing and     Financing

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Appendix 1
to
Amendment No. 17

Amended and Restated
Schedule 1

[Omitted.]

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Appendix 2
to
Amendment No. 17

Bank account details

[Omitted.]
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